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                                                                  EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As independent public accountants, we hereby consent to the use of our reports included in this Form 8-K.


                                          ARTHUR ANDERSEN LLP


May 3, 1996